                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                DECEMBER 18, 2000

                                  CLARCOR INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




Delaware                      1-11024                     36-0922490
--------                      -------                     ----------
(State or other               (Commission File            (IRS Employer
jurisdiction of               Number)                     Identification Number)
incorporation)




           2323 Sixth Street, P.O. Box 7007, Rockford, Illinois, 61125
           -----------------------------------------------------------
                    (Address of principal executive offices)



                                  815-962-8867
                                  ------------
                         (Registrant's telephone number,
                              including area code)







                                       N/A
------------------------------------------------------------------------------
         (Former Name of Former Address, if Changed Since Last Report).

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ITEM 5.  OTHER EVENTS


On December 18, 2000, CLARCOR Inc., A Delaware corporation (the "Company"), announced the election of Robert J. Burgstahler to its Board of Directors, increasing the total number of Directors from nine to ten.

The Company also announced that its Board of Directors had declared a regular quarterly dividend of $0.1175 per share, payable January 26, 2001 to shareholders of record January 12, 2001.

A copy of the Company's press release is attached hereto as Exhibit 1.

The Company expects to hold a conference call to discuss its fiscal 2000 year-end results at 10:00 a.m. CST on January 17, 2001. Interested parties can listen to the conference call through the Internet at http://www.vcall.com or at http://www.clarcor.com.


ITEM 7.  FINANCIAL STATEMENTS & EXHIBITS

Exhibit 1 - Press Release dated December 19, 2000.


                                    Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CLARCOR Inc.
                                    ------------
                                    (Registrant)



December 20, 2000                   By:/s/Norman E. Johnson
                                        -------------------
                                       Norman E. Johnson
                                       Chairman of the Board &
                                       Chief Executive Officer.